Exhibit 32


CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350
-------------  ----------------------------------

         In connection with the Annual Report of Human Pheromone Sciences, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William P. Horgan, Chief Executive Officer of the Company, and Gregory S. Fredrick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.



/s/ William P. Horgan
-----------------------
March 25, 2005

/s/ Gregory S. Fredrick
-----------------------
March 25, 2005


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